THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD WITHOUT AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

CSPW _______	Void After May __, 2023

PLURES TECHNOLOGIES, INC.

Common Stock Purchase Warrant

Plures Technologies, Inc., a Delaware corporation (the “Corporation”), certifies that for value received, Massachusetts Development Finance Agency, or assigns, is entitled to purchase, subject to the terms and conditions of this Warrant, Fifty-Nine Thousand Five Hundred Twenty-Four (59,524) shares of Common Stock of the Corporation at the Stated Purchase Price per share as provided below.

SECTION 1.   Definitions.

As used in this Warrant, the following terms will have the following meanings, unless the context otherwise requires:

(a) “Common Stock” will mean the Corporation’s Common Stock, $0.10 par value per share.

(b) “Stated Purchase Price” will mean the purchase price to be paid upon exercise of this Warrant in accordance with the terms of this Warrant.  The Stated Purchase Price initially will be $0.10 per share, and will be subject to adjustment from time to time pursuant to the provisions of Section 7.

(c) “Warrant Expiration Date” will mean 5:00 p.m., Eastern Time, on May __, 2023; provided that if such date is a holiday or a day on which banks are authorized to close in the Commonwealth of Massachusetts, then 5:00 p.m., Eastern Time, on the next following day that is not a holiday or a day on which banks are authorized to close.

SECTION 2.   Notice.  If: (a) the Corporation pays any dividend or makes any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Common Stock; (b) the Corporation offers for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; (c) there is a capital reorganization or reclassification of the capital stock of the Corporation or consolidation or merger of the Corporation with or sale of all or substantially all of its assets to another corporation; or (d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, in any one or more of such cases, the Corporation will give written notice, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder as shown on the books of the Corporation of the date on which (i) the books of the Corporation will close or a record date will be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up, conversion, redemption or other event will take place, as the case may be.  The notice will also provide reasonable details of the proposed transaction and specify the date as of which the holders of Common Stock of record will participate in such dividend, distribution or subscription rights, or will be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up, conversion, redemption or other event, as the case may be.  The notice will be given at least 5 days prior to the action in question and not less than 5 days prior to the record date or the date on which the Corporation’s transfer books are closed in respect thereto.

SECTION 3.   Exercise.

(a)    Manner of Exercise. This Warrant may be exercised at any time or from time to time, on any day which is not a Saturday, Sunday or holiday under the laws of the Commonwealth of Massachusetts, for all or any part of the number of shares of Common Stock purchasable upon its exercise; provided, however, that this Warrant will be void and all rights represented hereby will cease unless exercised before the Warrant Expiration Date.  In order to exercise this Warrant, in whole or in part, the holder of this Warrant will deliver to the Corporation at its office at the address set forth on Exhibit A, or at such other office as the Corporation may designate by notice in writing, (i) this Warrant, and (ii) a written notice of such holder’s election to exercise its Warrant substantially in the form of Exhibit A, and will pay to the Corporation by wire transfer of funds to a bank account designated by the Corporation an amount equal to the aggregate purchase price for all shares of common stock as to which this Warrant is exercised.  In lieu of such exercise of this Warrant, provided that the fair market value of the Common Stock can be determined pursuant to Section 10(a) or (b), the holder may from time to time convert this Warrant, in whole or in part, into a number of shares of Common Stock determined by using the following formula:

X =	[(P)(Y)(A-B)]
A

where
X = the number of shares of Common Stock to be issued to the holder for the portion of this Warrant being exercised;
P = the percentage of this Warrant being exercised;
Y = the total number of shares of Common Stock issuable upon exercise of this Warrant in full;
A = the Value of one share of Common Stock as of the exercise date; and
B = the Stated Purchase Price as in effect on the exercise date.

Any portion of this Warrant that is exercised will be immediately canceled.  As used in this Warrant, (i) “Conversion Date” will mean the date when the executed exercise notice is delivered to the Corporation, as provided above, and (ii) “Value” will mean the current fair market value as determined pursuant to Section 10.

(b)  Issuance of Common Stock.  Upon receipt of the documents and payments described in Section 3(a), the Corporation will, as promptly as practicable, and in any event within 30 days thereafter, execute or cause to be executed, and deliver to such holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with an amount in cash in lieu of any fraction of a share, as provided below.  The stock certificate or certificates so delivered will be in the denomination specified in said notice and will be registered in the name of the holder of this Warrant. This Warrant will be deemed to have been exercised and a certificate or certificates for shares of Common Stock will be deemed to have been issued, and the holder of this Warrant or any other person so designated to be named therein will be deemed to have become a holder of record of such shares for all purposes as of the date the notice, this Warrant, and the documents and payments described in Section 3(a), are received by the Corporation.  If this Warrant is exercised in part, the Corporation will, at the time of delivery of said certificate or certificates, deliver to the holder of this Warrant a new Warrant evidencing the rights of such holder to purchase the unpurchased shares of Common Stock called for by this Warrant.  The new Warrant will in all other respects be identical to this Warrant.

SECTION 4.   Reservation of Shares; Investment Representation.

(a)  The Corporation covenants that it will at all times until the Warrant Expiration Date reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as will then be issuable upon the exercise of this Warrant.

(b)  Massachusetts Development Finance Agency represents and warrants to the Corporation that (i) it is an “accredited investor” as defined in Regulation D under the Securities Act (as defined in Section 11.1), and (ii) it is acquiring this Warrant and the shares of Common Stock issuable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

SECTION 5.   Negotiability.  This Warrant is issued upon the following terms, to all of which each holder or owner of this Warrant consents and agrees:

(a)  Subject to compliance with federal and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the holder of this Warrant executing the form of assignment attached as Exhibit B) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

(b)  Subject to compliance with federal and applicable state securities laws, as reasonably determined by counsel to the Corporation, any person in possession of this Warrant properly endorsed is authorized to represent himself as the absolute owner and is empowered to transfer absolute title to this Warrant by endorsement and delivery of this Warrant to a bona fide purchaser for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser will acquire absolute title to this Warrant and to all rights represented by this Warrant; and

(c)  Until this Warrant is transferred on the books of the Corporation, the Corporation may treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

SECTION 6.   Loss or Mutilation.  Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction of such Warrant) and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

SECTION 7.   Adjustments.

(a)  Adjustment of Number of Shares. Upon each adjustment of the Stated Purchase Price as provided in Section 7(b), the holder of this Warrant will thereafter be entitled to purchase, at the Stated Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stated Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to this Warrant immediately prior to such adjustment and dividing the product thereof by the Stated Purchase Price resulting from such adjustment.

(b)  Adjustment of Stated Purchase Price.  The Stated Purchase Price will be subject to adjustment from time to time as follows:

(i)  If the Corporation issues shares of Common Stock other than Excluded Stock (as defined below) without consideration or for a consideration per share less than the Stated Purchase Price in effect immediately prior to the issuance of such Common Stock, the Stated Purchase Price in effect immediately prior to each such issuance or adjustment will be adjusted to a price equal to the quotient obtained by dividing:

(A)  an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of this clause (i) and to clause (ii) below) immediately prior to such issuance multiplied by the Stated Purchase Price in effect immediately prior to such issuance, plus (y)  the consideration received by the Corporation upon such issuance, by

(B)  the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of this clause (i) and to clause (ii) below) immediately after the issuance of such Common Stock.

For the purposes of any adjustment of the Stated Purchase Price pursuant to this clause (i), the following provisions will be applicable:

1.  In the case of the issuance of Common Stock for cash, the consideration will be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

2.  In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash will be deemed to be the fair market value thereof as determined by the Board of Directors of the Corporation, irrespective of any accounting treatment; provided, however, that such fair market value as determined by the Board of Directors, together with any cash consideration being paid, will not exceed the Value of the shares of Common Stock being issued.

3.  In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

(A)  the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock will be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above with the proviso in subdivision (2) being applied to the number of shares of Common Stock deliverable upon such exercise), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

(B)  the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversions or exchanges thereof will be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above with the proviso in subdivision (2) being applied to the number of shares of Common Stock deliverable upon such conversion, exchange or exercise);

(C)  on any change in the number of shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Stated Purchase Price will forthwith be readjusted to such Stated Purchase Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities been made upon the basis of such change; and

(D)  on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Stated Purchase Price will forthwith be readjusted to such Stated Purchase Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, if any.

(ii)  “Excluded Stock” will mean (A) shares of Common Stock issued by the Corporation as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, or (B) up to 600,000 shares of Common Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation pursuant to any stock purchase or option plan or other employee stock bonus arrangement which is approved by the affirmative vote of a majority of the Board of Directors; provided, however, that the number of shares referred to in this subclause (B) may be adjusted pursuant to antidilution provisions contained in any such plan or arrangement or (C) shares of Common Stock issuable upon conversion of the Corporation’s Series A Preferred Stock.

(iii)  If the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Stated Purchase Price will be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise of this Warrant will be increased in proportion to such increase in outstanding shares.

(iv)  If the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Stated Purchase Price will be appropriately increased so that the number of shares of Common Stock issuable upon the exercise of this Warrant will be decreased in proportion to such decrease in outstanding shares.

(v)  In case the Corporation declares a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or will distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Stated Purchase Price in effect thereafter will be determined by multiplying the Stated Purchase Price in effect immediately prior to such record date by a fraction of which the numerator will be an amount equal to (x) the Value of one share of Common Stock minus (y) the fair market value (as determined by the Board of Directors of the Corporation, whose determination will be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator will be such Value.

(vi)  Adjustments made pursuant to clauses (iii), (iv) and (v) above will be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and will become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

(vii)  If the Corporation proposes to take any action of the types described in clauses (iii), (iv), or (v) of this Section 7, the Corporation will forward, at the same time and in the same manner, to the holder of this Warrant such notice, if any, which the Corporation gives to the holders of capital stock of the Corporation .

(viii)  In any case in which the provisions of this Section 7 require that an adjustment become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event issuing to the holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Corporation will deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 8.    Consolidation, Merger, etc.  If any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation (each an “Extraordinary Event”) is effected, then, as a condition of such Extraordinary Event, the Corporation will cause lawful and adequate provision to be made whereby the registered holder of this Warrant will thereafter have the right to purchase and receive, upon exercise of this Warrant and the payment of the Stated Purchase Price, in lieu of the shares of Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or property (including cash) as may be issued or payable with respect to or in exchange for a number of shares of Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of this Warrant had such Extraordinary Event taken place immediately after such exercise, and in any such case appropriate provision will be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions of this Warrant (including, without limitation, provisions for adjustments of the Stated Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) will thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise of this Warrant.  The foregoing provisions will similarly apply to successive Extraordinary Events.  The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets will assume by written instrument executed and mailed to the registered holder at the last address of such registered holder appearing on the books of the Corporation, the obligation to deliver to such registered holder such shares of stock, securities or property as, in accordance with the foregoing provisions, such registered holder may be entitled to purchase or receive.

SECTION 9.   Notice of Adjustment of Stated Purchase Price.  Upon any adjustment or other change relating to the Stated Purchase Price or the securities purchasable upon the exercise of this Warrant, then, and in each such case, the Corporation will give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Corporation, which notice will state the Stated Purchase Price resulting from such adjustment and the increase or decrease in the number or other denominations of securities purchasable at such price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Where appropriate, such notice may be given in advance and may be included as part of the notice required to be mailed under the provisions of Section 7 (vii).

SECTION 10.   Fractional Shares.  If the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted pursuant to Section 7, the Corporation will nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares.  With respect to any fraction of a share called for upon any exercise of this Warrant, the Corporation will pay to the holder of this Warrant an amount in cash equal to such fraction multiplied by the current fair market value of such fractional share, determined as follows:

(a)  If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or quoted in the NASDAQ System, the current fair market value will be the average of the high and low prices of Common Stock listed on the principal national securities exchange on which Common Stock is so traded, in each case for the twenty (20) trading days preceding the date of exercise of this Warrant; or

(b)  If the Common Stock is not listed or admitted to unlisted trading privileges, the current fair market value will be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, on the last business day prior to the date of the exercise of this Warrant; or

(c)  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value will be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Corporation.

SECTION 11.   Incidental Registration Rights.

11.1           Certain Definitions.  As used in this Section 11 and elsewhere in this Warrant, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Registration Statement” means a registration statement filed by the Corporation with the Commission for a public offering and sale of securities of the Corporation (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registration Expenses” means the expenses described in Section 11.4.

“Registrable Shares” means (i) the shares of Stock issued or issuable upon exercise of this Warrant, and (ii) any other shares of Stock of the Corporation issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). Wherever reference is made in this Warrant to a request or consent of holders of a certain percentage of Registrable Shares, or to a number or percentage of Registrable Shares held by a Stockholder, such reference shall include shares of Stock issuable upon this Warrant even though such exercise has not yet occurred.

“Stockholder” means the initial holder hereof and any persons or entities to whom the rights granted under this Section 11 are transferred by such holder and their permitted successors or assigns.

11.2           Registration.

(a)           Whenever the Corporation proposes to file a Registration Statement, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within twenty (20) days after the Corporation provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Corporation shall use reasonable commercial efforts to cause all Registrable Shares which the Corporation has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder(s); provided that the Corporation shall have the right to postpone or withdraw any registration effected pursuant to this Section 11.2 without obligation to any Stockholder unless barred or limited by the terms of an agreement pursuant to which such registration statement has been filed.

(b)           In connection with any offering under this Section 11.2 involving an underwriting, the Corporation shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Corporation.  If in the opinion of the managing underwriter delivered in writing to the Corporation and the holder of any Registrable Shares the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Corporation shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect.  In the event of such a reduction in the number of shares to be included in the underwriting, the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata along with other holders of contractual rights to participate in such registration based upon their respective total ownership of Registrable Shares and other shares entitled to registration rights (or in any other proportion as agreed upon by such holders) and if any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based on their ownership of Registrable Shares and other shares entitled to registration rights.

11.3           Registration Procedures.  If and whenever the Corporation is required by the provisions of this Warrant to use its reasonable commercial efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Corporation shall:

(a)           as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date;

(b)           as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

(c)           as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholder; provided, however, that the Corporation shall not be required in connection with this paragraph (c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

(d)           If the Corporation has delivered preliminary or final prospectuses to the selling Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify the selling Stockholder and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Corporation.  The Corporation shall promptly provide the selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

11.4           Registration Expenses.  The Corporation shall pay the Registration Expenses for all registrations requested pursuant to Section 11.2 of this Warrant (as between the Corporation and the Stockholder).  For purposes of this Section, the term “Registration Expenses” shall mean all expenses incurred by the Corporation in complying with this Section 11, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Corporation, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discount and selling commissions and fees and disbursements of counsel for the selling Stockholders. Such underwriting discounts and selling commissions shall in the case of all registration requests be borne pro rata by the selling Stockholders in accordance with the number of their Registrable Shares included in such registration.

11.5           Indemnification.  In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant, to the extent permitted by law the Corporation will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Corporation will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Corporation, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant, to the extent permitted by law each seller of Registrable Shares severally and not jointly, will indemnify and hold harmless the Corporation, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Corporation or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities joint or several, to which the Corporation, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholder hereunder shall be limited to an amount equal to the proceeds of each Stockholder of Registrable Shares sold as contemplated herein.  No indemnification shall be provided pursuant to this Section 11.5 in the event that any error in a preliminary prospectus of the Corporation is subsequently corrected in the final prospectus of the Corporation for a particular offering.

Each party entitled to indemnification under this Section 11.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 11 so long as such failure did not result in a material adverse impact on the ability of the Indemnifying Party to defend the claim.  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay the expenses of one counsel to represent the Indemnified Party (or the Indemnified Parties as a group) if representation of such Indemnified Party or Parties by the counsel retained by the Indemnifying Party would be inappropriate due to differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

If the indemnification provided for in this Section 11.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect (i) the proportionate relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the Indemnified Party than the amount hereinafter calculated, not only the proportionate relative fault of the Indemnifying Party and the Indemnified Party, but also the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, as well as any other relevant equitable considerations.  No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Indemnifying Party who was not guilty of such fraudulent misrepresentation.

11.6           Information by Holder.  Each holder of Registrable Shares included in any registration shall furnish to the Corporation such information regarding such holder and the distribution proposed by such holder as the Corporation may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 5.

11.7           Rule 144 Requirements.  With a view to making available to the Stockholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Corporation to the public or to others without registration, the Corporation agrees to use its best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)           furnish to any holder of Registrable Shares upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11.8           Termination of Registration Rights. Notwithstanding the provisions of this Section 11, the Corporation shall not be required to include any Registrable Shares in any offering pursuant to this Section 11 if the holders of those shares could then sell all of the shares of the Corporation’s Common Stock which they requested to be registered in such offering pursuant to Rule 144 under the Securities Act.

SECTION 12.   Warrant Holder Not Deemed Stockholder.  The holder of this Warrant will not, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor will anything contained in this Warrant be construed to confer upon the holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive dividends or subscription rights, until the holder has exercised this Warrant and has been issued shares of Common Stock in accordance with the provisions of this Warrant.

SECTION 13.   Transfer Restrictions.  This Warrant may not be pledged, sold, assigned or otherwise transferred unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act of 1933, as amended, or unless the Corporation has received an opinion of counsel reasonably satisfactory in form and scope to the Corporation that such registration is not required.  This Warrant and the Common Stock issuable upon exercise of this Warrant will be imprinted with a legend in substantially the following form:

TRANSFER RESTRICTED

THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD WITHOUT AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

SECTION 14.   Rights of Action; Remedies.  All rights of action with respect to this Warrant are vested in the holder of this Warrant, and the holder may enforce against the Corporation its right to exercise this Warrant for the purchase of shares of Common Stock in the manner provided in this Warrant.  The Corporation stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this Warrant or by an injunction against a violation of any of the terms of this Warrant or otherwise.

SECTION 15.   Notices.  All notices and other communications from the Corporation to the holder, or vice versa, will be deemed delivered and effective when given personally or sent by electronic facsimile transmission, express overnight courier service, or mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Corporation or the holder, as the case may be, in writing by the Corporation or such holder from time to time.  Holder’s address for notice purposes is 160 Federal Street, Boston, Massachusetts 02110.

SECTION 16.   Modification of Warrant.  This Warrant will not be modified, supplemented or altered in any respect except with the consent in writing of the holder of this Warrant and the Corporation.  No change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Stated Purchase Price therefor, or the acceleration of the Warrant Expiration Date, will be made without the consent in writing of the holder of this Warrant, other than such changes as are specifically prescribed by this Warrant as originally executed.

SECTION 17.   Miscellaneous.  This Warrant will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.  The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms of this Warrant.  This Warrant is being executed as an instrument under seal.  The invalidity or unenforceability of any provision of this Warrant will in no way affect the validity or enforceability of any other provision.

The Corporation has caused this Warrant to be duly executed as of May __, 2013.

                               Plures Technologies, Inc.

                               By: _______________________________
                                      Name:
                                      Title:

EXHIBIT A

EXERCISE FORM
(To be signed only on exercise of Warrant)

Plures Technologies, Inc.
[insert address]

The undersigned hereby irrevocably elects to exercise the right to purchase represented by the within Warrant for, and to purchase thereunder, _______ shares of the stock provided for therein, and requests that certificates for such shares be issued in the name of:

_________________________________________________________________
                         (Please print name, address, and social security number)

_________________________________________________________________

and, if said number of shares will not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of the undersigned holder of the within Warrant or his Assignee as below indicated and delivered to the address stated below.

NAME OF HOLDER OR ASSIGNEE:______________________________________
(Please print)

ADDRESS OF HOLDER
OR ASSIGNEE:_____________________________________________________

SIGNATURE OF HOLDER:_____________________________________________

DATED:__________________

Note:  The above signature must correspond with the name exactly as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever, unless the within Warrant has been assigned.

EXHIBIT B

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________________________ the right represented by the within Warrant to purchase __________________ shares of Common Stock of Plures Technologies, Inc. to which the within Warrant relates, and appoints ___________________ attorney to transfer such rights on the books of Plures Technologies, Inc. with full power of substitution in the premises.

NAME OF HOLDER:__________________________________________________
(Please print)

ADDRESS:_________________________________________________________

SIGNATURE OF HOLDER:_____________________________________________

DATED:__________________

Note:  The above signature must correspond with the name exactly as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever, unless the within Warrant has been assigned.

SIGNED IN THE PRESENCE OF:

__________________________